EXHIBIT 32



                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER



         Pursuant to 18 U.S.C. Sec.1350, the undersigned, Richard Frockt, who is the President of Lincoln International Corporation (the "Company"), and Kenneth S. Berryman, who is the Treasurer of the Company, hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2004, (the "Report") fully complies with the requirements of Sec.13(a) or Sec.15(d) as applicable, of the Securities Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ RICHARD FROCKT
                                              -----------------------------
                                              Name:  Richard Frockt
                                              Title: President
                                              Date:  July 14, 2004


                                              /s/ KENNETH S. BERRYMAN
                                              -----------------------------
                                              Name:  Kenneth S. Berryman
                                              Title: Treasurer
                                              Date:  July 14, 2004